UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)
0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 29, 2011, Pressure BioSciences, Inc. (the “Company”) held a Special Meeting in Lieu of the Annual Meeting of Stockholders (“Special Meeting”).  At the Special Meeting, the stockholders of the Company voted on the following six proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2011:

Following are the voting results:

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Nominee                                           For                      Withheld                      Broker Non-Votes
Richard T. Schumacher                 3,113,245             229,343                         1,290,261
Alan I. Goldberg                             3,204,752             137,836                         1,290,261
Gregory G Freitag                           2,877,110             465,478                         1,290,261

Proposal No. 2: Issuance of units consisting of Series D.  The stockholders approved the issuance of units consisting of Series D Convertible Preferred Stock and warrants to purchase shares of our common stock, in accordance with applicable Nasdaq Listing Rules.

For                                Against                      Abstain                      Broker Non-Votes
3,317,147                      21,671                                    3,770                           1,290,261

Proposal No. 3: Amendment to the Company’s Articles of Organization.  The stockholders approved an amendment to our articles of organization to increase the number of our authorized shares of common stock from 20,000,000 to 50,000,000.

For                                Against                      Abstain                      Broker Non-Votes
4,342,777                      216,325                                 73,747                                    -

Proposal No. 4: Amendment to the Company’s Articles of Organization.  The stockholders approved an amendment to our articles of organization to effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-four at any time within twelve months following the Meeting, with the decision of whether or not to implement a reverse stock split and the exact ratio to be set at a whole number within this range to be made by our Board of Directors in its sole discretion.

For                                Against                      Abstain                      Broker Non-Votes
4,406,037                      152,691                                 74,121                                    -

Proposal No. 5: Ratification of the Appointment of the Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For                                Against                      Abstain                      Broker Non-Votes
4,609,318                      9,982                           13,549                                  -

Proposal No. 6: Adjournment of the Meeting.  The stockholders approved the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there were not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 4.

For                                Against                      Abstain                      Broker Non-Votes
4,415,523                      196,080                                        21,246                                  -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 4, 2012	PRESSURE BIOSCIENCES, INC.
/s/ Joseph L. Damasio, Jr.
By:
Joseph L. Damasio, Jr, Vice President of Finance and Administration